SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 18, 1995



               JAMES RIVER CORPORATION OF VIRGINIA
     (Exact name of registrant as specified in its charter)


                            Virginia
         (State or other jurisdiction of incorporation)


            1-7911                           54-0848173
   (Commission File Number)     (IRS Employer Identification Number)


          120 Tredegar Street, Richmond, Virginia 23219
  (Address of principal executive offices, including zip code)


 Registrant's telephone number, including area code:  (804) 644-5411

Item 5.   Other Events.

     On September 18, 1995, James River Corporation of Virginia ("James River" or the "Company") published a press release announcing management changes in its European Consumer Products Division. John F. Lundgren, responsible for European strategic services and marketing and business operations in Greece and Turkey, has been named acting president of the European Consumer Products Division. John
     F. Lundgren replaces Ronald L. Singer, who was previously the president of the European Division.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits:

          99 Press release dated September 18, 1995, published by the registrant -- filed herewith.


                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION OF VIRGINIA



                              By: /s/ Stephen E. Hare
                                   Stephen E. Hare
                                   Senior Vice President, Corporate Finance
                                   and Chief Financial Officer


Date:    September 19, 1995